UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

Montage Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway, Suite 300 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 444-1647

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	MR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 12, 2020, Montage Resources Corporation (the “Company” or “Montage”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southwestern Energy Company, a Delaware corporation (“Southwestern”), pursuant to which Southwestern will acquire all of the outstanding shares of common stock, par value $0.01 per share, of the Company (each, a “Montage Common Share”) in exchange for 1.8656 shares of common stock, par value $0.01 per share, of Southwestern (each, a “Southwestern Common Share”) per share of Montage common stock. Upon the terms and subject to the conditions of the Merger Agreement, Montage will merge with and into Southwestern, with Southwestern continuing as the surviving company (the “Merger”). Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Montage Common Share issued and outstanding immediately prior to the Effective Time will be cancelled and extinguished and automatically converted into the right to receive 1.8656 Southwestern Common Shares (the “Exchange Ratio”). No fractional Southwestern Common Shares will be issued in the Merger, and holders of Montage Common Shares will, instead, receive cash in lieu of fractional Southwestern Common Shares, if any.

Pursuant to the terms of the Merger Agreement, as of immediately prior to the Effective Time, by virtue of the occurrence of the Effective Time and without any action on the part of the holder thereof, each award of restricted stock units relating to Montage Common Shares that vests based on continued service to the Company granted pursuant to the Company’s equity plan (other than Montage PSU Awards (defined below)) (“Montage RSU Award”) that is outstanding immediately prior to the Effective Time shall be converted into an award (an “Assumed RSU Award”), with respect to a number of Southwestern Common Shares equal to the product obtained by multiplying (i) the applicable number of Montage Common Shares subject to such Montage RSU Award immediately prior to the Effective Time by (ii) the Exchange Ratio. For each holder of a Montage RSU Award, any fractional shares resulting from the conversion of his or her Montage RSU Awards shall be rounded to the nearest whole share. Except as otherwise provided in the Merger Agreement, each Assumed RSU Award shall continue to have, and shall be subject to, the same terms and conditions (including time vesting conditions and, if applicable, any accelerated vesting in connection with a termination of service) that applied to the underlying Montage RSU Award immediately prior to the Effective Time, except that Southwestern (x) may modify terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other immaterial administrative or ministerial changes as in the reasonable and good faith determination of Southwestern are appropriate to effectuate the administration of the Assumed RSU Award, and (y) may settle the Assumed RSU Award upon vesting in Southwestern Common Shares or cash.

The Merger Agreement provides that the Company shall take all necessary and appropriate actions so that, prior to the Effective Time, each then outstanding award of performance-based restricted stock units (“Montage PSU Award”) shall be terminated and vested in accordance with its terms with the number of shares of Montage Common Shares deliverable with respect to a Montage PSU Award in connection with such termination and vesting determined by the Compensation Committee of the Company’s board of directors pursuant to the terms of the applicable Company PSU Award, as such terms are in effect on August 12, 2020. The Company (including the board of directors of the Company and any delegate thereof) may not use discretion to increase the amount of consideration payable with respect to any Montage PSU Award in connection with such termination and vesting, and Southwestern may elect to settle each Montage PSU Award in Southwestern Common Shares (determined using the vesting determination described above and converted into a number of Southwestern Common Shares in the same manner described above with respect to the Assumed RSU Awards) or in cash (the amount of which will be equal to the fair market value of the Southwestern Common Shares otherwise deliverable in settlement of the Montage PSU Award pursuant to the foregoing if Southwestern had instead elected to settle the Montage PSU Award in Southwestern Common Shares).

The Merger Agreement provides that the Company shall take all necessary and appropriate actions so that prior to the Effective Time each award of restricted shares of Montage common stock (“Montage Restricted Stock Award”) granted to non-employee directors of the Company shall vest. Montage Common Shares attributable to such Montage Restricted Stock Awards shall be treated in the manner set forth in the Merger Agreement upon the Effective Time.

The Company and Southwestern each made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The Merger is subject to various closing conditions, including, but not limited to, (i) the approval of the Merger Agreement by the holders of a majority of the Company’s outstanding common stock entitled to vote, (ii) the absence of any law, order or injunction prohibiting the Merger, (iii) the expiration or earlier termination of the waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, (iv) the Securities and Exchange Commission (the “SEC”) having declared effective Southwestern’s Registration Statement on Form S-4 filed in connection with the Merger, (v) Southwestern shares of common stock issuable in connection with the Merger having been authorized for listing on the New York Stock Exchange, upon official notice of issuance, (vi) the accuracy of each party’s representations and warranties, and (vii) each party’s compliance with its covenants and agreements contained in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Southwestern, including if the Merger is not consummated by February 12, 2021, and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay Southwestern a termination fee equal to $9.7 million.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, Southwestern or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of dates specified therein. The representations, warranties and covenants in the Merger Agreement (i) were made solely for the benefit of the parties to the Merger Agreement; (ii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (iii) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Southwestern or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Southwestern’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, Southwestern and certain of the Company’s stockholders affiliated with EnCap Investments L.P. (“EnCap”) entered into a support agreement (the “Support Agreement”), which provides for, among other things, EnCap’s agreement to vote all of the Montage Common Shares held as of such date (i) in favor of the adoption of the Merger Agreement, (ii) against any alternative proposal, and (iii) against any amendment of Montage’s certificate of incorporation or bylaws or other proposal that would delay, impede, frustrate, prevent or nullify the Merger or Merger Agreement or change in any manner the voting rights of any outstanding stock of Montage. As of August 12, 2020, EnCap is the beneficial owner of approximately 39% of the outstanding shares of the Company.

The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreement and is qualified in its entirety by the terms and conditions of the Support Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreement contains representations and warranties by each of the parties to the Support Agreement, which were made only for purposes of the Support Agreement and as of specified dates. The representations, warranties and covenants in the Support Agreement were made solely for the benefit of the parties to the Support Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Support Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreement, which subsequent information may or may not be fully reflected in the Company’s or Southwestern’s public disclosures.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between the Company and Southwestern. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Transaction, Southwestern will file with the SEC a registration statement on Form S-4, that will include the Company’s proxy statement and a prospectus of Southwestern. The Company and Southwestern may also file other documents with the SEC regarding the Transaction. The definitive proxy statement/prospectus will be sent to the stockholders of the Company. This document is not a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that the Company and Southwestern may file with the SEC or send to stockholders of the Company in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND SOUTHWESTERN ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by the Company and Southwestern through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at ir.montageresources.com under the heading “SEC Filings” or by requesting them by mail at Investor Relations, 122 W. John Carpenter Fwy, Suite 300, Irving, TX 75039, or by telephone at (469) 444-1736. Copies of documents filed with the SEC by Southwestern will be made available free of charge on Southwestern’s website at www.swn.com or by requesting them by mail at Investor Relations, 10000 Energy Drive, Spring, Texas 77389, or by telephone at (832) 796-4068.

Participants in the Solicitation

The Company, Southwestern and certain of their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 10, 2020, and the proxy statement for the Company’s 2020 Annual Meeting of Stockholders filed with the SEC on April 28, 2020, and additional information about the ownership of the Company’s common stock by its directors and executive officers is included in their Forms 3, 4 and 5 filed with the SEC. Information about the Southwestern’s directors and executive officers is available in Southwestern’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on February 27, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 9, 2020.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “will,” “plan,” “would,” “should,” “could,” “endeavor,” “believe,” “anticipate,” “intend,” “seek,” “estimate,” “expect,” “project,” “future,” “strategy,” “potential,” “continue,” “budget,” “forecast,” “assume” and other words and terms of similar meaning, or the negative of these terms, are statements that could be deemed forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of the Company may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock or Southwestern’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company and Southwestern to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2019, filed with the SEC on March 10, 2020, under the heading “Item 1A. Risk Factors,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 12, 2020, by and between Montage Resources Corporation and Southwestern Energy Company.*

10.1	Support Agreement, dated as of August 12, 2020, by and among certain stockholders affiliated with EnCap Investments L.P. and Southwestern Energy Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAGE RESOURCES CORPORATION

Date: August 18, 2020	By:	/s/ Paul M. Johnston
	Name:	Paul M. Johnston
	Title:	Executive Vice President, General Counsel and Corporate Secretary